Exhibit 25.1
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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                          -----------------------------

                                    FORM T-1

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE
                          -----------------------------

|X| CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE PURSUANT TO
                                SECTION 305(b)(2)

                     WELLS FARGO BANK, NATIONAL ASSOCIATION
               (Exact name of trustee as specified in its charter)

A National Banking Association                                  94-1347393
(Jurisdiction of incorporation or                            (I.R.S. Employer
organization if not a U.S. national                         Identification No.)
bank)

101 North Phillips Avenue
Sioux Falls, South Dakota                                         57104
(Address of principal executive offices)                        (Zip code)

                              Wells Fargo & Company
                          Law Department, Trust Section
                                  MAC N9305-175
                  Sixth Street and Marquette Avenue, 17th Floor
                          Minneapolis, Minnesota 55479
                                 (612) 667-4608
            (Name, address and telephone number of agent for service)
                          -----------------------------

                              THE SOUTHERN COMPANY
               (Exact name of obligor as specified in its charter)

           Delaware                                             58-0690070
(State or other jurisdiction of                              (I.R.S. Employer
incorporation or organization)                               Identification No.)

   30 Ivan Allen Jr., Blvd., N.W.
          Atlanta, Georgia                                        30308
(Address of principal executive offices)                        (Zip code)

                          -----------------------------
                                  Senior Notes
                       (Title of the indenture securities)

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


Item 1. General Information. Furnish the following information as to the trustee:

          (a) Name and address of each examining or supervising authority to which it is subject.

               Comptroller of the Currency
               Treasury Department
               Washington, D.C.

               Federal Deposit Insurance Corporation
               Washington, D.C.

               Federal Reserve Bank of San Francisco
               San Francisco, California 94120

          (b)  Whether it is authorized to exercise corporate trust powers.

               The trustee is authorized to exercise corporate trust powers.

Item 2. Affiliations with Obligor. If the obligor is an affiliate of the trustee, describe each such affiliation.


               None with respect to the trustee.

No responses are included for Items 3-14 of this Form T-1 because the obligor is not in default as provided under Item 13.

Item 15. Foreign Trustee. Not applicable.

Item 16. List of Exhibits. List below all exhibits filed as a part of this Statement of Eligibility.

         Exhibit 1. A copy of the Articles of Association of the trustee now in effect.*

         Exhibit 2. A copy of the Comptroller of the Currency Certificate of Corporate Existence and Fiduciary Powers for Wells Fargo Bank, National Association, dated February 4, 2004. **

         Exhibit 3.        See Exhibit 2

         Exhibit 4.        Copy of By-laws of the trustee as now in effect. ***

         Exhibit 5.        Not applicable.

         Exhibit 6. The consent of the trustee required by Section 321(b) of the Act.

         Exhibit 7. A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority.

         Exhibit 8.        Not applicable.

         Exhibit 9.        Not applicable.

     * Incorporated by reference to the exhibit of the same number to the trustee's Form T-1 filed as exhibit 25 to the Form T-3 dated March 3, 2004 of Trans-Lux Corporation file number 022-28721.

     ** Incorporated by reference to the exhibit of the same number to the trustee's Form T-1 filed as exhibit 25 to the Form T-3 dated March 3, 2004 of Trans-Lux Corporation file number 022-28721.

     *** Incorporated by reference to the exhibit of the same number to the trustee's Form T-1 filed as exhibit 25.1 to the Form S-4 dated May 26, 2005 of Penn National Gaming, Inc. file number 333-125274.

                                    SIGNATURE


Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, Wells Fargo Bank, National Association, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Atlanta and State of Georgia on the 4th day of January 2007.






                               WELLS FARGO BANK, NATIONAL ASSOCIATION


                               /s/ Elizabeth T. Wagner
                               Elizabeth T. Wagner
                               Vice President

                                    EXHIBIT 6




January 4, 2007



Securities and Exchange Commission
Washington, D.C.  20549

Gentlemen:

In accordance with Section 321(b) of the Trust Indenture Act of 1939, as amended, the undersigned hereby consents that reports of examination of the undersigned made by Federal, State, Territorial, or District authorities authorized to make such examination may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.





                                Very truly yours,

                                WELLS FARGO BANK, NATIONAL ASSOCIATION


                               /s/ Elizabeth T. Wagner
                               Elizabeth T. Wagner
                               Vice President

                                    EXHIBIT 7


                       Consolidated Report of Condition of

                      Wells Fargo Bank National Association
               of 101 North Phillips Avenue, Sioux Falls, SD 57104
                     And Foreign and Domestic Subsidiaries,
      at the close of business September 30, 2006, filed in accordance with
                      12 U.S.C. ss.161 for National Banks.


                                                                                Dollar Amounts
                                                                                   In Millions
                                                                                --------------
ASSETS
Cash and balances due from depository institutions:
         Noninterest-bearing balances and currency and coin                            $12,568
         Interest-bearing balances                                                       2,329
Securities:
         Held-to-maturity securities                                                         0
         Available-for-sale securities                                                  47,734
Federal funds sold and securities purchased under agreements to resell:
         Federal funds sold in domestic offices                                          4,359
         Securities purchased under agreements to resell                                 1,055
Loans and lease financing receivables:
         Loans and leases held for sale                                                 39,455
         Loans and leases, net of unearned income                 240,414
         LESS: Allowance for loan and lease losses                  2,226
         Loans and leases, net of unearned income and allowance                        238,188
Trading Assets                                                                           3,850
Premises and fixed assets (including capitalized leases)                                 4,012
Other real estate owned                                                                    482
Investments in unconsolidated subsidiaries and associated companies                        374
Intangible assets
         Goodwill                                                                        8,912
         Other intangible assets                                                        18,523
Other assets                                                                            18,966
                                                                                   -----------
Total assets                                                                          $400,807
                                                                                   ===========

LIABILITIES
Deposits:
         In domestic offices                                                          $284,509
                  Noninterest-bearing                              77,344
                  Interest-bearing                                207,165
         In foreign offices, Edge and Agreement subsidiaries, and IBFs                  32,180
                  Noninterest-bearing                                   8
                  Interest-bearing                                 32,172
Federal funds purchased and securities sold under agreements to repurchase:
         Federal funds purchased in domestic offices                                     3,274
         Securities sold under agreements to repurchase                                  6,805



                                                                                Dollar Amounts
                                                                                   In Millions
                                                                               ---------------

Trading liabilities                                                                      2,957
Other borrowed money
         (includes mortgage indebtedness and obligations under capitalized leases)       4,705
Subordinated notes and debentures                                                       10,580
Other liabilities                                                                       16,959
                                                                                      --------
Total liabilities                                                                     $361,969

Minority interest in consolidated subsidiaries                                              58

EQUITY CAPITAL
Perpetual preferred stock and related surplus                                                0
Common stock                                                                               520
Surplus (exclude all surplus related to preferred stock)                                24,751
Retained earnings                                                                       13,150
Accumulated other comprehensive income                                                     359
Other equity capital components                                                              0
                                                                                      --------
Total equity capital                                                                    38,780
                                                                                      --------
Total liabilities, minority interest, and equity capital                              $400,807
                                                                                      ========


I, Karen B. Nelson, Vice President of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true to the best of my knowledge and belief.


                                                             Karen B. Nelson
                                                             Vice President

We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true and correct.


Dave Hoyt
John Stumpf                                 Directors
Carrie Tolstedt